UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
May 15, 2026
Date of Report (date of earliest event reported)
XPEL, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-36456	20-1117381
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

711 Broadway St., Suite 320	78215
San Antonio	Texas
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (210) 678-3700
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XPEL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Acquisition of San Antonio Facility

On May 15, 2026, XPEL, Inc. (the “Company”), through Harvest Ventures Holding Company, a Texas corporation and wholly-owned subsidiary of the Company (“Harvest”), completed the acquisition (the “Acquisition”) of the real property and improvements constituting the Company’s current San Antonio, Texas storage, fabrication and warehouse facility and certain adjoining properties located at 3167 North PanAm Expressway, San Antonio, Texas, 3215 North PanAm Expressway, San Antonio, Texas, 3251 North PanAm Expressway, San Antonio, Texas and 3319 North PanAm Expressway, San Antonio, Texas (the “Properties”). The Company had previously assigned its rights under the real estate purchase agreement for the Properties to Harvest. The aggregate purchase price for the Properties was approximately $60,400,000.

Building Loan

In connection with the Acquisition, on May 15, 2026, Harvest entered into a loan agreement (the “Building Loan”) with PNC Bank, National Association (the “Lender”), secured by the Properties. The Building Loan has a principal amount of $44,800,000, bears interest at the sum of (A) the Term SOFR Rate in effect on each Reset Date (each as defined in the Note included as Exhibit 10.2) plus (B) 125 basis points (1.25%), matures on May 15, 2036 (ten years from the closing date), and amortizes over a twenty-five (25) year schedule. The interest rate at closing was 4.7% per annum. The Company has guaranteed the obligations of Harvest under the Building Loan (the “Guaranty”).

The Building Loan is subject to customary representations, warranties, covenants, and events of default. Upon the occurrence of an event of default, the Lender may, among other remedies, accelerate the outstanding principal balance and accrued interest, foreclose on the Properties, and exercise its rights under the Guaranty.

The foregoing description of the Building Loan, the Note and the Guaranty does not purport to be complete and is qualified in its entirety by reference to the full text of the Building Loan Agreement, the Note and the Guaranty, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 hereto and are incorporated herein by reference.

Amendment to Credit Facility

On May 15, 2026, the Company entered into an amendment (the “Credit Facility Amendment”) to its existing credit facility with Wells Fargo Bank, National Association (the “Credit Facility”). The Credit Facility Amendment permits Harvest to incur the Building Loan indebtedness and the Company to (i) guarantee the Building Loan obligations pursuant to the Guaranty, (ii) assign the real estate purchase agreement for the Properties to Harvest, and (iii) make an equity investment of up to $18,000,000 in Harvest and in Harvest Industrial Corporation (a wholly-owned subsidiary of the Company formed to hold an air permit required by the Texas Commission on Environmental Quality) in connection with the Acquisition and certain other expenditures related to the Properties.

The foregoing description of the Credit Facility Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Facility Amendment, a copy of which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

The real estate purchase agreement (and all amendments thereto), the Building Loan, the Guaranty, and the Credit Facility Amendment contain representations and warranties that XPEL made as of specific dates. Except for their status as contractual documents that establish and govern the legal relations among the parties, the real estate purchase agreement (and all amendments thereto), the Building Loan, the Guaranty, and the Credit Facility Amendment are not intended to be a source of factual, business or operational information about any of the parties thereto. The representations and warranties were made as of specific dates, only for purposes of the proposed transactions, and solely for the benefit of the parties to the real estate purchase agreement (and all amendments thereto), the Building Loan, the Guaranty, and the Credit Facility Amendment. These representations and warranties may be subject to limitations agreed between the parties, including being qualified by disclosures between the parties. The representations and warranties may have been made to allocate risks among the parties, including where the parties do not have complete knowledge of all facts, instead of establishing matters as facts. Furthermore, those representations and warranties may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the real estate purchase agreement (and all amendments thereto), the Building Loan, the Guaranty, and the Credit Facility Amendment. Moreover, information concerning the subject matter of such representations and warranties may change after the date of these representations and warranties, which may or may not be fully reflected in the parties’ public disclosures.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Acquisition of San Antonio Facility” is incorporated herein by reference. The Acquisition was funded with proceeds from the Building Loan and an equity contribution of $15,600,000 from the Company to Harvest.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the headings “Building Loan” and “Amendment to Credit Facility” is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.
On May 19, 2026, XPEL issued a press release disclosing the transactions described above as well as its acquisition of a 75% interest in a manufacturing facility located in China.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.	Description
10.1*	Loan Agreement, dated May 15, 2026, by and between Harvest Ventures Holding Company and PNC Bank, National Association
10.2	Term Note dated May 15, 2026, by Harvest Ventures Holding Company payable to the Order of PNC Bank, National Association
10.3*	Guaranty Agreement, dated May 15, 2026, by XPEL, Inc. in favor of PNC Bank, National Association
10.4*	Second Amendment to Credit Agreement, dated May 15, 2026, by and among XPEL, Inc., the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent
10.5*	Standard Purchase and Sale Agreement, dated effective as of January 29, 2026, by and between SL Industrial, LP and XPEL, Inc.
10.6*	First Amendment to Standard Purchase and Sale Agreement, dated effective as of March 4, 2026, by and between SL Industrial, LP and XPEL, Inc.
10.7	Assignment and Assumption Agreement, dated as of April 9, 2026, by and between XPEL, Inc. and Harvest Ventures Holding Company
10.8	Second Amendment to Standard Purchase and Sale Agreement, dated effective as of April 23, 2026, by and between SL Industrial, LP and Harvest Ventures Holding Company
99.1	Press Release dated May 19, 2026

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*
The exhibits and schedules to these documents have been omitted from this filing pursuant to Item 601(b)(10) of Regulation S-K. The Company will furnish copies of such omitted exhibits and schedules to the Securities and Exchange Commission upon request. Descriptions of such exhibits and schedules are set forth in the documents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPEL, Inc.

Dated: May 20, 2026	By: /s/ Barry R. Wood
Barry R. Wood
Senior Vice President and Chief Financial Officer